                                                                    EXHIBIT 99.5

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS INTERNATIONAL, INC.    PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37809-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: MAY        YEAR: 2002

              MONTH                         11/30/01   12/31/01   1/31/02   2/28/02    3/31/02     4/30/02      5/31/02
-----------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                            $ 83,333   $ 88,333   $ 83,333  $ 83,333  $ 83,333   $   83,333    $ 83,333

INCOME BEFORE INT. DEPREC./TAX (MOR-6)      $ 81,800   $ 66,830   $ 77,363  $ 81,888  $ 79,933   $   77,397    $ 67,212

NET INCOME (LOSS) (MOR-6)                   $ 21,135   $  6,165   $ 16,698  $ 21,223  $ 19,268   $   16,732    $  6,547

PAYMENTS TO INSIDERS (MOR-9)                $     --   $     --   $     --  $     --  $     --   $       --    $     --

PAYMENTS TO PROFESSIONALS (MOR-9)           $     --   $     --   $     --  $     --  $     --   $       --    $     --

TOTAL DISBURSEMENTS (MOR-7)(1)              $     --   $     --   $     --  $     --  $     --   $       --    $     --

(1) Excludes intercompany transfers
  as follows:                               $     --   $     --   $     --  $     --  $     --   $       --    $     --


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                             EXP.
       See attachment 2                              DATE
-----------------------------
CASUALTY                           YES (x) NO ( )  08-01-02
LIABILITY                          YES (x) NO ( )  07-01-02
VEHICLE                            YES (x) NO ( )  07-01-02
WORKER'S                           YES (x) NO ( )  07-01-02
OTHER                              YES (x) NO ( )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO                 If so, describe


--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------

              I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

              SIGNED           /s/ PAUL VANDERHOVEN
                               -------------------------------------------
                                          (ORIGINAL SIGNATURE)



              TITLE            VP Finance, CFO
                               -------------------------------------------


MOR-1

CASE NAME: STERLING CHEMICALS INTERNATIONAL, INC.   CASE NUMBER: 01-37809-H4-11


                                                                                                                    PAID
     COVERAGE              POLICY PERIOD            POLICY NO.            LIMITS            CARRIER                THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2



MOR-1  ATTACHMENT 2

                                                                    Page 3 of 12
                                                                         6/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 12
                                                                         6/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED MAY 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $   1,369              $       -                 $     156
        Trade accounts receivable, net              -                   76,214                     85                     2,736
        Other Receivables                           -                      685                      -                     2,695
        Due from affiliates                     1,205                   24,502                 13,777                         -
        Inventories                                 -                   31,798                      -                     8,584
        Prepaid expenses                           33                    3,400                      -                        28
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  137,968                 13,862                    14,199

Property, plant and equipment, net                  -                  120,474                  2,823                     5,930
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,232                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,093                      -                     1,233
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 389,770              $  21,917                 $  21,362
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 177                  187,581                  1,433                     6,711
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   38,926                      -                     9,776
        Unsecured debt                        186,538                  262,270                  1,110                    70,426
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,046)                 (58,958)                 4,040                    (8,521)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (1)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,678)                (509,798)                19,374                  (138,576)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,678)                (512,335)                19,374                  (138,576)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 389,770              $  21,917                 $  21,362
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $      58             $       -                 $       -
        Trade accounts receivable, net             -                     2,454                   873                     4,425
        Other Receivables                          -                     4,397                     -                         -
        Due from affiliates                    3,301                    56,857                   966                     8,588
        Inventories                                -                         -                   181                     1,936
        Prepaid expenses                           -                         -                     -                       516
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,301                    63,766                 2,020                    15,465

Property, plant and equipment, net                 -                         -                     -                    41,949
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,811                 1,519                         -
Other assets                                   2,570                     3,233                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,871                 $ 362,810             $   3,539                 $  57,414
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 75                    25,211                   962                     2,817
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          624                    11,472                     -                         -
        Unsecured debt                         1,123                   265,052                   170                    62,343
        Other / Intercompany                       -                         -                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,020                     1,557
        Retained earnings-Filing Date            779                   (90,594)                 (877)                    1,518
        Retained earnings-Post Filing Date      (382)                    1,121                  (736)                  (10,821)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 397                    (6,077)                2,407                    (7,746)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       397                    (6,077)                2,407                    (7,746)

TOTAL LIABILITIES AND EQUITY                $  5,871                 $ 362,810             $   3,539                 $  57,414
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,754
        Trade accounts receivable, net              -                 86,787
        Other Receivables                           -                  7,777
        Due from affiliates                  (108,901)                   295
        Inventories                                 -                 42,499
        Prepaid expenses                            -                  3,977
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (108,901)               143,089

Property, plant and equipment, net                  -                171,176
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,732
Investments in Subs                          (381,672)                45,453
Other assets                                       (1)                42,993
                                            --------------------------------

TOTAL ASSETS                                $(490,574)             $ 409,443
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (44,901)              180,066
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (10,400)                50,398
        Unsecured debt                       (133,130)               715,902
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,249)              (546,018)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (75,303)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (1)
                                            --------------------------------
                                              (40,250)              (856,947)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,250)              (859,484)

TOTAL LIABILITIES AND EQUITY                $(490,574)            $  409,443
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS INTERNATIONAL, INC.    CASE NUMBER: 01-37809-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                        --------------------------------------------------------------------------------
                                           11/30/01   12/31/01    1/31/02     2/28/02    3/31/02    4/30/02     5/31/02
                                          (revised)  (revised)   (revised)   (revised)  (revised)
                                        --------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $      --   $     --   $     --    $    --    $    --     $    --    $     --
ROYALTY AND REVENUE PAYABLE                      --         --
NOTES PAYABLE                                    --         --
TAX PAYABLE:                                     --         --
    Federal Payroll Taxes                        --         --
    State Payroll & Sales                        --         --
    Ad Valorem Taxes                             --         --
    Other Taxes                                  --         --
TOTAL TAXES PAYABLE                       $      --    $    --   $     --    $    --    $    --     $    --    $     --
SECURED DEBT POST-PETITION                       --         --
ACCRUED INTEREST PAYABLE                         --         --
*ACCRUED PROFESSIONAL FEES:                      --         --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs           --         --
  2.  Lease Operating Expenses/Capital           --         --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $      --   $     --   $     --    $    ---   $    --     $    --    $     --
========================================================================================================================

*Payment Requires Court Approval


MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH        MAY  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $224,715    $ 214,369    $      98   $       407   $    4,723    $       5,118

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $224,715    $ 214,369    $      98   $       407   $    4,723    $       5,118
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 70,934    $ 70,934     $     --   $     --   $     --   $     --

        31-60           687         687           --         --         --         --

        61-90           458         458           --         --         --         --

        91 +         28,145      28,145           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $100,224    $100,224     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING MAY 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
              MONTH                              HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       45,186,158    $          185,170    $        1,769,204
TOTAL COST OF REVENUES                                         --            37,495,451               185,170             1,831,716
GROSS PROFIT                                   $               --    $        7,690,707    $               --    $          (62,512)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           12,965    $        1,075,324    $               --    $          117,882
  Insiders Compensation                                        --                78,911                    --                    --
  Professional Fees                                            --             1,509,681                    --                    --
  Other (Earnings in Joint Venture)                            --                69,703               (69,703)                   --

TOTAL OPERATING EXPENSE                        $           12,965    $        2,733,619    $          (69,703)   $          117,882
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (12,965)   $        4,957,088    $           69,703    $         (180,394)
INTEREST EXPENSE (includes amort of debt fees)               (177)            2,199,007                    --               614,434
DEPRECIATION                                                   --             1,944,379                    --                47,617
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (177)   $        4,143,386    $               --    $          662,051
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (12,788)   $          813,702    $           69,703    $         (842,445)
INCOME TAXES                                                   --                    --                18,000                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (12,788)   $          813,702    $           51,703    $         (842,445)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
              MONTH                                INT'L, INC.               INC.          CHEMICALS US, INC.
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,059,266   $          332,686
TOTAL COST OF REVENUES                                          --                54,852              475,900
GROSS PROFIT                                    $           83,333    $        1,004,414   $         (143,214)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $           16,121    $          254,365   $          (80,920)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $           16,121    $          254,365   $          (80,920)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           67,212    $          750,049   $          (62,294)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,575                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,370   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $            6,547    $          103,679   $          (62,294)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $            6,547    $          103,679   $          (62,294)
==============================================================================================================


                                                      STERLING PULP                                 DEBTORS
              MONTH                                   CHEMICALS, INC.       ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------


REVENUES  (MOR-1)                                   $        3,292,539   $         (83,333)    $      51,825,023
TOTAL COST OF REVENUES                                       1,981,822             (83,333)           41,941,578
GROSS PROFIT                                        $        1,310,717   $              --     $       9,883,445
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          625,086   $        (558,861)            1,461,962
  Insiders Compensation                                             --                  --                78,911
  Professional Fees                                                 --                  --             1,509,681
  Other (Earnings in Joint Venture)                                 --                  --                    --


TOTAL OPERATING EXPENSE                             $          625,086   $        (558,861)    $       3,050,554
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          685,631   $         558,861             6,832,891
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,570,365
DEPRECIATION                                                   326,099                  --             2,826,890
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          326,099   $         558,861     $       6,397,255
=================================================================================================================
NET INCOME BEFORE TAXES                             $          359,532   $              --     $         435,636
INCOME TAXES                                                        --                  --                18,000
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          359,532   $              --     $         417,636
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CHEMICALS INTERNATIONAL           CASE NUMBER: 01-37809-H-11

Chase Bank of Texas - #00100551903

CASH RECEIPTS AND                                                                                                       FILING TO
DISBURSEMENTS                                Nov-01     Dec-01     Jan-02      Feb-02     Mar-02    Apr-02    May-02      DATE
-----------------                           ---------  ---------  ---------  ---------  --------- --------- ---------- ----------

1.  CASH-BEGINNING OF MONTH                      --         --         --         --         --         --        --         --
RECEIPTS:
2.  CASH SALES                                   --         --         --         --         --         --        --         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE            --         --         --         --         --         --        --         --
4.  LOANS & ADVANCES (attach list)               --         --         --         --         --         --        --         --
5.  SALE OF ASSETS                               --         --         --         --         --         --        --         --
6.  OTHER (attach list)                          --         --         --         --         --         --        --         --
TOTAL RECEIPTS                                   --         --         --         --         --         --        --         --
(Withdrawal) Contribution by Individual
Debtor MFR-2*                                     N/A        N/A        N/A        N/A       N/A         N/A       N/A        N/A
DISBURSEMENTS:
7.  NET PAYROLL                                  --         --         --         --         --         --        --         --
8.  PAYROLL TAXES PAID                           --         --         --         --         --         --        --         --
9.  SALES, USE & OTHER TAXES PAID                --         --         --         --         --         --        --         --
10. SECURED/RENTAL/LEASES                        --         --         --         --         --         --        --         --
11. UTILITIES                                    --         --         --         --         --         --        --         --
12. INSURANCE                                    --         --         --         --         --         --        --         --
13. INVENTORY PURCHASES                          --         --         --         --         --         --        --         --
14. VEHICLE EXPENSES                             --         --         --         --         --         --        --         --
15. TRAVEL & ENTERTAINMENT                       --         --         --         --         --         --        --         --
16. REPAIRS, MAINTENANCE & SUPPLIES              --         --         --         --         --         --        --         --
17. ADMINISTRATIVE & SELLING                     --         --         --         --         --         --        --         --
18. OTHER (attach list)                          --         --         --         --         --         --        --         --
TOTAL DISBURSEMENTS FROM OPERATIONS              --         --         --         --         --         --        --         --
19. PROFESSIONAL FEES                            --         --         --         --         --         --        --         --
20. U.S. TRUSTEE FEES                            --         --         --         --         --         --        --         --
21. OTHER REORGANIZATION EXPENSES
(attach list)                                    --         --         --         --         --         --        --         --
TOTAL DISBURSEMENTS                              --         --         --         --         --         --        --         --
22. NET CASH FLOW                                --         --         --         --         --         --        --         --
23. CASH - END OF MONTH (MOR-2)                  --         --         --         --         --         --        --         --


MOR-7

CASE NAME: STERLING CHEMICALS INTERNATIONAL           CASE NUMBER: 01-37809-H-11

Chase Bank of Texas - #00100551903

   OTHER CASH RECEIPTS AND                                                                                                 FILING TO
   DISBURSEMENTS:                          Nov-01       Dec-01       Jan-02     Feb-02     Mar-02    Apr-02     May-02        DATE
   -----------------------               ----------   ----------   ----------  --------   --------  --------- ----------   ---------

 6. OTHER RECEIPTS:
    Interest Income                            --           --           --                                         --            --
    401(k) Plan Refund                         --           --           --                                         --            --
    Cobra Insurance Payment                    --           --           --                                         --            --
    Miscellaneous                              --           --           --                                         --            --
    Royalty Owners Trust Account
    Emission Credits                           --           --           --                                         --            --



TOTAL OTHER RECEIPTS                           --           --           --                                         --            --
18. OTHER DISBURSEMENTS:
    Lease Operating Expense
    Workover Expense
    Capital Expenditures                       --           --           --                                         --            --
    Revenue & Royalties
    Interest Payment                           --           --           --                                         --            --
    Restricted Cash - Bond Funding             --           --           --                                         --            --
    Severance Tax
    Pre-petition checks voided in
    current period                             --           --           --                                         --            --


TOTAL OTHER DISBURSEMENTS                      --           --           --                                         --            --


         MOR-7 ATTACHMENT

CASE NAME: Sterling Chemicals International, Inc.     CASE NUMBER: 01-37809-H-11


                          CASH ACCOUNT RECONCILIATION
                               MONTH OF MAY 2002


BANK NAME                   Chase Bk of TX
ACCOUNT NUMBER               00100551903
ACCOUNT TYPE                Concentration                                                                                  TOTAL
------------                --------------                                                                                 -----

BANK BALANCE                                                                                                              $   --
DEPOSIT IN TRANSIT                                                                                                            --
OUTSTANDING CHECKS                                                                                                            --
OTHER
ADJUSTED BANK BALANCE          $   --        $   --     $   --     $   --     $   --     $   --     $   --     $   --     $   --
BEGINNING CASH - PER BOOKS                                                                                                $   --
RECEIPTS                                                                                                                      --
TRANSFERS BETWEEN ACCOUNTS                                                                                                    --
(WITHDRAWAL) CONTRIBUTION-                                                                                                    --
BY INDIVIDUAL DEBTOR MFR-2                                                                                                    --
CHECKS/OTHER DISBURSEMENTS                                                                                                    --
ENDING CASH - PER BOOKS        $   --        $   --     $   --     $   --     $   --     $   --     $   --     $   --     $   --


         MOR-8

CASE NAME: STERLING CHEMICALS INTERNATIONAL, INC.   CASE NUMBER: 01-37809-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                       FILING TO
  INSIDERS: NAME/POSITION/COMP TYPE (2)  Nov-2001   Dec-2001   Jan-2002  Feb-2002      Mar-2002  Apr-2002   May-2002     DATE
  -------------------------------------  --------   --------   --------  --------  ------------  --------   --------   ---------

1.                                       $     --   $     --   $     --  $     --   $     --     $     --   $     --   $     --
2.                                             --         --         --        --         --           --         --         --
3.                                             --         --         --        --         --           --         --         --
4.                                             --         --         --        --         --           --         --         --
5.                                             --         --         --        --         --           --         --         --
6.                                             --         --         --        --         --           --         --         --
7.                                             --         --         --        --         --           --         --         --
8.                                             --         --         --        --         --           --         --         --
9.                                             --         --         --        --         --           --         --         --
TOTAL INSIDERS (MOR-1)                   $     --   $     --   $     --  $     --   $     --     $     --   $     --   $     --




              PROFESSIONALS                                                                                         FILING TO
             NAME/ORDER DATE      Nov-2001     Dec-2001     Jan-2002   Feb-2002  Mar-2002   Apr-2002    May-2002       DATE
             ---------------     ----------   ----------   ----------  --------  --------  ----------  ----------   -----------
1.                               $     --     $     --     $     --    $     --  $     --  $     --    $     --     $     --
2.                                     --           --           --          --        --        --          --           --
3.                                     --           --           --          --        --        --          --           --
4.                                     --           --           --          --        --        --          --           --
5.                                     --           --           --          --        --        --          --           --
6.                                     --           --           --          --        --        --          --           --
TOTAL PROFESSIONALS (MOR-1)      $     --     $     --     $     --    $     --  $     --  $     --    $     --     $     --


(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

         MOR-9